Sales Contract

買賣契約書

This Sales contract (the "Contract") is enter into by and between Mr Wu Yung Chien (the "Seller") and UAN Culture and Creative Co., Ltd (the "Purchaser"). Contact information is listed in par. 7 of this Contract.

WHEREAS, the Seller intends to sell the properties under the "Premises" (defined herein below) and the Purchaser agrees to purchase the property in accordance and under the terms and conditions set forth herein. NOW, THEREFORE, the parties hereby agree as follows:

買方（以下稱甲方）UAN Culture and Creative Co., Ltd 與賣方（以下稱乙方）巫永堅雙方同意訂立商品之買賣契約，條款如下:

I. The target detail

1.Name: Seven Paintings(appendix 1)
2.Payment term: deposit 50%, handed over 50%
3.Delivery way: after the deposit has received, the Seller will start transferring the paintings. After the paintings has been fully transfer the handed over will be paid within two days.
4.Handover day: three days after the deposit has been paid.
5.Handed-over location: 8F., No.168, Nanhua 1st St., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.)
6.Total cost: USD 252,000 (Tax included)

第一條 商品部分：

一、商品名稱:城市印記畫作七幅(詳見附一)
二、付款方式:訂金 50% 、尾款 50%。
三、交貨方式:收到訂金後，賣方將開始移轉畫作。在移轉完後買方將付清尾款。
四、交貨期限:付訂金後三天內。
五、點交地點:桃園縣蘆竹鄉南華一街 168 號 8 樓
六、貨款總價額:美金 25 萬 2 千元整(含稅)

II. Obligations and rights

1.Obligations

The Seller has the obligation of transfer all the trading items as the Contract standard. The Purchaser also has the obligation of not to change any part in the Contract unless the agreement is provided.

2.Rights

During/after the transfer, if there is any damage caused by Seller the Purchaser has the right to ask for indemnification.

第二條　危險負擔及損害賠償責任

乙方應負責將商品依契約規定條件交予甲方，甲方亦不得未經乙方同意自行變更契約之相關條件，但甲方確有必要情事必須變更相關商品交付規定事項時，應於三日前通知乙方，若無重大且必要之事由，乙方不得無故拒絕配合；乙方於商品點交前所發生之損失、毀損及其他一切損害，除可歸責於甲方之不當事由外，應由乙方自行負責。於點交後如有任何損失、毀損及其他一切損害，除可歸責於乙方之不當事由外，應由甲方自行負責。

III. Violates denounced

Both parties hereby agree that any disputes arising out of this Contract shall be brought to before the Taoyuan District Court of Taiwan.

第三條　違約罰則

買賣契約，於雙方完成書面合約簽立時，即時生效，雙方須共同信守合約規定事項，如一方未經他方之書面同意（必要時得以傳真方式辦理）而違反上述條項者，須賠償他方因此所滋生之相關損害及具有確實證明之所失利益。如本契約簽訂後，甲方悔約，訂金將視為乙方之損失全數無條件歸於乙方所有。如乙方毀約，則將訂金加壹倍退還。

IV. Notification disclosure

Both fiduciary and consignor needed to be aware that all the contact information is listed in par. 16. If there are any changes, the paper notice will be needed. However if the notify mail has been return cause by the error contact information, then it shall be presume as received.

第四條　通知他方變更之義務

若有公司名稱、代表人、統一編號、地址、電話或電子信箱為簽約後之變更者，變更之一方須以書面（必要時得以傳真方式辦理）通知他方相關變更之事由及變更後之正確資料；若變更之一方，無故不以書面（必要時得以傳真方式辦理）通知他方，因遲延通知所產生之相關損害，由遲延通知之一方自行承擔。

V. Governing Law and Litigation

This Contract shall be governed by the laws of ROC. and both parties hereby agree that any disputes arising out of this Contract shall be brought to before the Taoyuan District Court of Taiwan for the first instance.

第五條　準據法及合意管轄

本契約以中華民國法律為準據法，且如因本契約所發生之相關訴訟，雙方同意以台灣桃園地方法院為本案之初審管轄法院。

VI. Agreement preservation

This agreement will be written into two copies. Both parties will have one copy as prove.

第六條　契約份數

本契約書共壹式貳份，甲乙雙方各持壹份為憑。

VII. Seller and Purchaser' s detail

第七條 買賣雙方詳細資料

Seller name:
乙方 : Wu Yung Chien 巫永堅
Contact No:
連絡電話 : +886-918-918-906
Contact add.: 1F., No.8, Aly. 10.Ln. 385, Xinhi Rd.,
連絡地址 : Bangiao City., Taipei County 220, Taiwan(R.O.C.)
Register No.
身分證字號 : F120649689

Purchaser name:
甲方 : UAN Culture and Creative Co., Ltd
Contact No:
連絡電話 : +1-586-530-5605
Contact add.: Suite 200 2095 E. Big Beaver Road Troy, Michigan
連絡地址 : 48083 USA
Tax No.
稅號 : 20-3303304

Seller 賣方簽名

Wu Yung Chien
Artist

Purchaser 買方簽名

Parsh Patel
Chief executive officer
UAN Culture and Creative Co., Ltd

Witness Attorney 見證人

Lin Yung Hsiang
Attorney at Law 律師
Tongde Attorneys At Law 同德律師事務所
Address: 4F.-7, No.1071, Zhongzheng Rd., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)
地址 : 桃園縣桃園市中正路 1071 號 4 樓之 7
Contact No: +886-3-317-9458
電話 : +886-3-317-9458

Date 日期 20th / Aug / 2010

Appendix I (附件一)

Paintings detail information (畫作詳情)

	I、Painting's Discription：(一、畫作標示：) Name(畫名): Dinner is served (開飯了) Artist(畫家 Wu Yongjian (巫永堅) Year(完成年 Type(畫作素 Oil Painting(油畫) Origin(出產 Size(尺寸): II、Painting's Condition(畫作現況): ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price(賣價)： US 36,000.00
	I、Painting's Discription：(一、畫作標示：) Name(畫名): Contending in Beauty(爭豔) Artist(畫家 Wu Yongjian (巫永堅) Year(完成年 Type(畫作素 Oil Painting(油畫) Origin(出產 Size(尺寸): II、Painting's Condition(畫作現況): ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price(賣價)： US 36,000.00
	I、Painting's Discription：(一、畫作標示：) Name(畫名): Forest trail(林蔭小徑) Artist(畫家 Wu Yongjian (巫永堅) Year(完成年 Type(畫作素 Oil Painting(油畫) Origin(出產 Size(尺寸): II、Painting's Condition(畫作現況): ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price(賣價)： US 36,000.00

Appendix I (附件一)

Paintings detail information (畫作詳情)

	I、Painting's Discription:(一、畫作標示:) Name(畫名): Limitless(無際) Artist(畫家 Wu Yongjian (巫永堅) Year(完成年 Type(畫作素 Oil Painting(油畫) Origin(出產 Size(尺寸): II、Painting's Condition(畫作現況): ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price(賣價): US 36,000.00
	I、Painting's Discription:(一、畫作標示:) Name(畫名): Flowers in the garden(櫻花) Artist(畫家 Wu Yongjian (巫永堅) Year(完成年 Type(畫作素 Oil Painting(油畫) Origin(出產 Size(尺寸): II、Painting's Condition(畫作現況): ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price(賣價): US 36,000.00
	I、Painting's Discription:(一、畫作標示:) Name(畫名): The show is still on(還開) Artist(畫家 Wu Yongjian (巫永堅) Year(完成年 Type(畫作素 Oil Painting(油畫) Origin(出產 Size(尺寸): II、Painting's Condition(畫作現況): ☒Undamaged ☐Cracked ☐Molded ☐Broken ☐Canvas Deformed ☐Frame Damage ☐Frame Deformed ☐Other III、Price(賣價): US 36,000.00

Appendix I (附件一)

Paintings detail information (畫作詳情)



I、Painting's Discription:(一、畫作標示:)

Name(畫名): Autumn Lotus (秋荷)

Artist(畫家 Wu Yongjian (巫永堅)

Year(完成年

Type(畫作素 Oil Painting(油畫)

Size(尺寸):

II、Painting's Condition(畫作現況):

[X]Undamaged □Cracked □Molded □Broken

□Canvas Deformed □Frame Damage

□Frame Deformed □Other

III、Price(賣價):

US 36,000.00